Supplement dated January 27, 2006

To The Prospectuses Dated May 2, 2005

PERSPECTIVE II®

PERSPECTIVE ADVISORS IISM

PERSPECTIVESM L SERIES

Or Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®

Through JNLNY SEPARATE ACCOUNT I

This supplement updates the prospectus. Please read and keep it together with your copy of the prospectus for future reference.

Explanation:

The purpose of this supplement is to notify you that we will allow conversions of the 5% GMWB Without Step-Up and the 5% GMWB With Annual Step-Up to a 5% or 4% for Life GMWB, as detailed below, effective January 17, 2006 subject to availability.

Please add the following disclosure to the front cover of the prospectus.

On December 1, 2005, Citigroup Inc. ("Citigroup") completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. As a result, Salomon Brothers Asset Management Inc ("Salomon Brothers") became a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland, 21202, is a financial services holding company.

Under a licensing agreement between Citigroup and Legg Mason, the name Salomon Brothers Asset Management Inc, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates ("Citi Marks") are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as Salomon Brothers, are not affiliated with Citigroup.

At the end of the subsection entitled "5% Guaranteed Minimum Withdrawal Benefit Without Step-up," please insert the following new paragraph.

Conversion. You may convert the 5% GMWB Without Step-up to a 5% or 4% for Life GMWB. Conversion may extend the time period withdrawals are guaranteed, to the longer of your life and until the GWB, as recalculated under the 5% or 4% for Life GMWB endorsement, as applicable, is completely recovered. At the same time, conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because recalculated GWB takes into account any negative investment performance under your Contract. For conversion, the 5% or 4% for Life GMWB must be available, and you must meet the eligibility requirements. There is an administrative form. Conversion is permitted on any Contract Anniversary five years after your endorsement's effective date. A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary. With conversion, the GWB is recalculated based on Contract Value at the time of conversion. This Contract Value is after any charges for the 5% GMWB Without Step-up, and less the recapture charge on any Contract Enhancement that would apply on a full withdrawal at the time of conversion. In recalculating GWB, a recapture charge associated with any Contract Enhancement will reduce the new GWB below the Contract Value at conversion. And new GAWA becomes the GAWA under the new endorsement, based on the GWB, as recalculated. We will send you the new endorsement.

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Upon conversion, the conditions, rules, and limitations of the new optional withdrawal benefit will apply to you. Conversion is not a right under the Contract or endorsement. We currently allow conversions, and we may discontinue doing so at any time in the future.

At the end of the subsection entitled "5% Guaranteed Minimum Withdrawal Benefit With Annual Step-Up," before the "Examples" section, please insert the following new paragraph.

Conversion. You may convert the 5% GMWB With Annual Step-Up to a 5% or 4% for Life GMWB. Conversion may extend the time period withdrawals are guaranteed, to the longer of your life and until the GWB, as recalculated under the 5% or 4% for Life GMWB endorsement, as applicable, is completely recovered. At the same time, conversion may reduce the dollar amount of your withdrawals available under the new benefit versus the old benefit because recalculated GWB takes into account any negative investment performance under your Contract. For conversion, the 5% or 4% for Life GMWB must be available, and you must meet the eligibility requirements. There is an administrative form. Conversion is permitted on any Contract Anniversary five years after your endorsement's effective date. A request in Good Order for conversion is due 30 days before a Contract Anniversary for the conversion to take effect on the Contract Anniversary. With conversion, the GWB is recalculated based on Contract Value at the time of conversion. This Contract Value is after any charges for the 5% GMWB With Annual Step-Up, and less the recapture charge on any Contract Enhancement that would apply on a full withdrawal at the time of conversion. In recalculating GWB, a recapture charge associated with any Contract Enhancement will reduce the GWB below the Contract Value. And new GAWA becomes the GAWA under the new endorsement, based on the GWB, as recalculated. We will send you the new endorsement. Upon conversion, the conditions, rules, and limitations of the new optional withdrawal benefit will apply to you. Conversion is not a right under the Contract or endorsement. We may currently allow conversions, and we may discontinue doing so at any time in the future.

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